BLACKROCK FUNDS II

BlackRock Low Duration Bond Portfolio

(the “Fund” or the “Low Duration Fund”)

Supplement dated May 3, 2013 to the

Prospectus of the Fund dated January 28, 2013

Effective immediately, the following changes are made to the Fund’s Prospectus:

The first paragraph in the section of the Prospectus entitled “Fund Overview — Key Facts about BlackRock Low Duration Bond Portfolio — Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

The Low Duration Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is between 0 and 3 years.

The second sentence of the second paragraph in the section of the Prospectus entitled “Fund Overview — Key Facts about BlackRock Low Duration Bond Portfolio — Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

The Low Duration Fund may invest up to 20% of its assets in non-investment grade bonds (commonly called “high yield” or “junk bonds”).

The first and second sentences of the first paragraph in the section of the Prospectus entitled “Details about the Funds — How Each Fund Invests — Low Duration Fund — Principal Investment Strategies” are deleted in their entirety and replaced with the following:

The Low Duration Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is between 0 and 3 years.

The second sentence of the second paragraph in the section of the Prospectus entitled “Details about the Funds — How Each Fund Invests — Low Duration Fund — Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Low Duration Fund may invest up to 20% of its assets in non-investment grade bonds (commonly called “high yield” or “junk bonds”).

Shareholders should retain this Supplement for future reference

PRO-BD4-0513SUP